SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 27, 2006
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                              Tasty Baking Company
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               (Exact Name of Registrant as Specified in Charter)


             Pennsylvania                   1-5084             23-1145880
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 (State or Other Jurisdiction of         (Commission         (I.R.S. Employer
  Incorporation or Organization)         File Number)       Identification No.)



2801 Hunting Park Avenue, Philadelphia, Pennsylvania             19129
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(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (215) 221-8500
       --------------------------------------------------



                                 Not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02. Results of Operations and Financial Condition
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On April 27, 2006, Tasty Baking Company announced its financial results for the first quarter ended April 1, 2006. A copy of the press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference. The information disclosed in this Report, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 7.01 Regulation FD Disclosure
----------------------------------

A copy of the press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference. The information disclosed in this Report, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits
--------------------------------------------

  (c)        The following exhibit is filed herewith:

             Exhibit 99.1          Press Release dated April 27, 2006


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   TASTY BAKING COMPANY
                                                   -----------------------------
                                                   (Registrant)


     Date:  April 27, 2006                         /s/ David S. Marberger
                                                   -----------------------------
                                                   David S. Marberger
                                                   Senior Vice President
                                                   and Chief Financial Officer


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                                  EXHIBIT INDEX


         Exhibit                     Description
         -------                     -----------

          99.1                       Press Release dated April 27, 2006